UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: April 3, 2002


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

           COLORADO                                               41-1928467
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)

THIS AMENDMENT IS BEING FILED TO CORRECT THE ANNUAL MEETING DATE.

ITEM 5.  OTHER EVENTS

         On April 3, 2002, Minnesota Corn Processors, LLC ("MCP") mailed, to its membership, their Annual Report ("Report") for fiscal year end December 31, 2001. In addition to providing investors with financial information on MCP, the Report also stated other statistics and significant developments for MCP in 2001 and announced that the Annual Meeting for MCP will be held on June 25, 2002.

         An opening message, from the beginning of the Report, from Jerry Jacoby, Chairman of the Board and L. Dan Thompson, President and Chief Executive Officer, is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1     Message to the Investors

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  MINNESOTA CORN PROCESSORS, LLC





Dated: April 3,  2002

                                                  By /s/ Daniel H. Stacken
                                                     ---------------------
                                                     Daniel H. Stacken
                                                     Vice President and Chief
                                                     Financial Officer




                                       2